SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Filed by the Registrant [x]

         Filed by a party other than the Registrant [ ]

         Check the appropriate box:

         [x]  Preliminary Proxy Statement
         [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [ ]  Definitive  Proxy Statement
         [ ]  Definitive  Additional  Materials
         [ ]  Soliciting  material  pursuant  to  Rule  14a-11(c)  or
              Rule.14a-12

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                 Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   [x]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
_______________________________________________________________________

        (2) Aggregate number of securities to which transaction applies:
_______________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________

         (4) Proposed maximum aggregate value of transaction:
______________________________________________________________________

         (5) Total fee paid:
______________________________________________________________

         [ ]  Fee paid previously with preliminary materials.
______________________________________________________________________ _

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:
_____________________________________________________________________  _

         (2)  Form, Schedule or Registration Statement No.:
_____________________________________________________________________  _

         (3) Filing party:
______________________________________________________________________ _

         (4) Date filed:
______________________________________________________________________ _

         PARADIGM ADVANCED TECHNOLOGIES, INC.1 Concorde Gate, Suite 201
                                Toronto, Ontario
                                 Canada M3C 3N6
                                 (416) 447-3235



                                                              February 15, 1999



Dear Stockholder:

         You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of Paradigm Advanced Technologies, Inc. to be held on Friday, February 26, 1999 at 11:00 a.m., Eastern Standard Time, at the Paradigm's offices at 1 Concorde Gate, Suite 201, Toronto, Ontario, Canada M3C 3N6.

         At the Special Meeting, you will be asked to consider and vote upon a proposal to amend Paradigm's Certificate of Incorporation to increase the number of authorized shares of common stock (the "Proposal"). Paradigm's Board of Directors has unanimously approved the Proposal and unanimously recommends a vote in favor of the Proposal.

         In the materials accompanying this letter, you will find a Notice of the Special Meeting of Stockholders, a Proxy Statement and a Proxy Card relating to the actions to be taken by Paradigm's stockholders at the Special Meeting. The Proxy Statement more fully describes the Proposal and includes important information concerning Paradigm.

         Whether or not you plan to attend the Special Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Special Meeting. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                            Sincerely,

                                            David Kerzner
                                            President, Chairman of the Board
                                            and Chief Executive Officer

                      PARADIGM ADVANCED TECHNOLOGIES, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         to be held on February 26, 1999

To the Stockholders of Paradigm Advanced Technologies, Inc.:

         Notice is hereby given that the Special Meeting of Stockholders of Paradigm Advanced Technologies, Inc., a Delaware corporation, will be held on Friday, February 26, 1999, at 11:00 a.m. Eastern Standard Time, at Paradigm's offices at 1 Concorde Gate, Suite 201, Toronto, Ontario, Canada M3C 3N6, for the following purposes:

         1. To consider and act upon a proposal to amend Paradigm's Certificate of Incorporation to increase the number of authorized shares of common stock, $.0001 par value, from 30,000,000 to 100,000,000.

         2. To transact such other business as may properly come before the Special Meeting or adjournments thereof.

         Only stockholders of record at the close of business on February 12, 1999 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

Toronto, Ontario, Canada                     By Order of the Board of Directors
February 15, 1999
                                             David Kerzner
                                             President, Chief Executive Officer
                                             and Secretary


                                   IMPORTANT:

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF PARADIGM, AND RETURN IT TO PARADIGM. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                      PARADIGM ADVANCED TECHNOLOGIES, INC.
                           1 Concorde Gate, Suite 201
                                Toronto, Ontario
                                 Canada M3C 3N6
                                 (416) 447-3235
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

         The Board of Directors of Paradigm Advanced Technologies, Inc. presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Special Meeting of Stockholders to be held on February 26, 1999. The record date of this proxy solicitation is February 12, 1999. All proxies duly executed and received will be voted on all matters presented at the Special Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the amendment to the Certificate of Incorporation. The Board of Directors does not know of any matters that may be brought before the Special Meeting other than those listed on the Notice of the Special Meeting.

         In the event that any other matter should come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to Paradigm at the above address, Attn: Secretary, or by notifying the Secretary of Paradigm at the Special Meeting. Paradigm is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. This Proxy Statement is being mailed on or about February 15, 1999.

         The total number of shares of Paradigm's common stock outstanding as of January 29, 1999 was 29,852,662. The common stock is the only outstanding class of securities of Paradigm entitled to vote. Each share of common stock has one vote. Only stockholders of record as of the close of business on February 12, 1999 will be entitled to vote at the Special Meeting or any adjournments thereof.

         The affirmative vote by holders of a majority of the votes represented at the Special Meeting is required for approval of the amendment to the Certificate of Incorporation. Shares represented by proxies which are marked "abstain" with respect to the approval of the amendment to the Certificate of Incorporation will not be included in the vote totals on the Proposal. All proxies will be counted for determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         A list of stockholders entitled to vote at the Special Meeting will be available at the Paradigm's offices, at 1 Concorde Gate, Suite 201, Toronto, Ontario, Canada M3C 3N6, during business hours, for a period of ten (10) days prior to the Special Meeting for examination by any stockholder. Such list shall also be available at the Special Meeting.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of the outstanding common stock of Paradigm (i) each director, (ii) each executive officer, (iii) each five percent (5%) stockholder of the Paradigm and (iv) all directors and executive officers as a group. The calculations of the percent of shares beneficially owned are based on 29,852,662 shares of common stock outstanding on January 29, 1999.

                                                          Amount and Nature of Beneficial
Name and Address                                                     Ownership (1)                Percent of Class
----------------                                                     -------------                ----------------

David Kerzner, President, Chief Executive                              6,445,000 (2)(3)                  17.9%
   Officer, Secretary and Director
663 Glencairn Avenue
Toronto, Ontario M6B 1Z8

Selwyn Wener, Chief Financial Officer                                  1,000,000 (4)                      3.2%
34 Braeburn Drive
Thornhill, Ontario L3T 4W6

Clifford Richler, Vice President                                       2,400,000 (5)                      7.8%
37 Wild Briar Way
Toronto, Ontario M2J 2L3

Jacob Kerzner, Director                                                1,975,000 (6)(7)                   6.3%
148 Faywood Blvd.
Downsview, Ontario M3H 2W7

C-SAW Investments                                                      4,400,000                          14.7%
80 Broad Street, 26th Floor
New York, NY  10004

Sarah Casse                                                            3,350,000 (8)                     10.6%
63 Otter Crescent
North York Ontario M5N 2W7

Mendel Raskin                                                          3,333,360 (9)                     10.6%
338 Crown Street
New York, NY  11225

Jack Lee                                                               3,802,668 (10)                   12.0%
28 Old Park Lane
Richmond Hill, Ontario L4B 2L4

All Directors and executive officers as a group (4                    11,820,000(3)(7)                   29.8%
persons)


(1) Under SEC rules, beneficial ownership includes any shares as to which an individual has sole or shared voting power or investment power. Unless otherwise indicated, Paradigm believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is also deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person and which are exercisable within 60 days from the date hereof have been exercised.
(2) Includes (a) 3,187,500 shares of common stock issuable upon the exercise of presently exercisable stock options and (b) 3,000,000 shares of common stock issuable upon the conversion presently convertible debentures.
(3)      Includes 200,000 shares beneficially owned by Mr. Kerzner's wife.
(4) Represents shares of common stock issuable upon the exercise of presently exercisable stock options.
(5) Includes 1,000,000 shares of common stock issuable upon the exercise of presently exercisable stock options.
(6) Includes (a) 562,500 shares of common stock issuable upon the exercise of presently exercisable stock options and (b) 1,000,000 shares of common stock issuable upon the conversion of presently convertible debentures.
(7)      Includes 1,000,000 shares owned by the Kerzner Family Trust.
(8) Includes 1,875,000 shares of common stock issuable upon the exercise of presently exercisable stock options.
(9) Includes 1,666,680 shares of common stock issuable upon the exercise of presently exercisable stock options.
(10) Includes 1,958,334 shares of common stock issuable upon the exercise of presently exercisable stock options.


                                  THE PROPOSAL

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO INCREASE THE AUTHORIZED COMMON STOCK

          The Board of Directors has unanimously approved, for submission to the stockholders, an amendment to Section Fourth of the Paradigm's Certificate of Incorporation (the "Amendment") to increase the number of authorized shares of common stock, $.0001 par value, to 100,000,000 shares. The Certificate of Incorporation presently authorizes 30,000,000 shares of common stock, $.0001 par value. The text of the proposed Amendment is attached hereto as Appendix A.

          As of January 29, 1999, 29,852,662 shares of common stock were issued and outstanding. An additional 10,993,334 shares were reserved for issuance upon exercise of outstanding stock options, and 5,700,000 shares were reserved for issuance upon conversion of convertible debentures. Accordingly, if all outstanding options were exercised and the debentures were converted, an aggregate of 46,545,996 shares of common stock would be issued and outstanding.

          The Board of Directors believes that the additional 70,000,000 shares of common stock that would become available if the proposal is approved would afford Paradigm greater flexibility in meeting its future capital requirements and other corporate needs which may arise, including grants of options under the Plan. Paradigm currently has certain agreements and arrangements that will result in the issuance of additional shares of common stock. There can be no assurance, however, that any further arrangement or transaction will be entered into that would result in the issuance of additional shares.

          The Certificate of Incorporation and By-Laws currently contain no anti-takeover provisions. Although the Board of Directors does not consider the Amendment to increase the authorized number of shares of common stock to be an anti-takeover proposal, it may be considered to be one. The availability of additional shares of common stock may make it more difficult for a corporation or other entity to gain control of Paradigm. In the event of a proposed merger, tender offer or proxy contest that is not approved by incumbent management, the Board of Directors may be able to authorize the issuance of common stock on terms which could impede the completion of such a transaction. Paradigm's officers and directors as a group own approximately 29.8% of its outstanding Common Stock and may not be in a position to determine the disposition of any matter to be acted on absent the availability of additional common stock.

          The affirmative vote of the holders of a majority of the outstanding shares of common stock is required under Delaware law for the adoption of the Amendment to the Certificate of Incorporation. Accordingly, if the Amendment is approved, the Board of Directors intends to file an amendment to Paradigm's Certificate of Incorporation, following the Special Meeting, to change Section Fourth to read substantially as set forth in Appendix A to this Proxy Statement, subject to any changes as may be required by law or otherwise deemed advisable.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO PARADIGM'S CERTIFICATE OF INCORPORATION.


                              By Order of the Board of Directors


                              David Kerzner
                              President, Chief Executive Officer and Secretary

Toronto, Ontario, Canada
February 15, 1999

                                   APPENDIX A

        The following sets forth the proposed amendment to a Section Fourth of the Certificate of Incorporation of Paradigm Advanced Technologies, Inc., in substantially the form in which it will be filed with the Delaware Secretary of State, subject to any changes as may be required by law or otherwise deemed advisable by the Company.

        "FOURTH: The corporation shall be authorized to issue the following shares:

      Class                       Number of Shares                    Par Value
      -----                       ----------------                    ---------

      Common                      100,000,000                          $0.0001"

PROXY                 PARADIGM ADVANCED TECHNOLOGIES, INC.                 PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David Kerzner, with power of substitution, as proxy, to appear and vote, as designated below, all the shares of common stock of Paradigm Advanced Technologies, Inc., held of record by the undersigned on February 12, 1999 at the Special Meeting of Stockholders to be held on February 26, 1999 and any adjournments or postponements thereof.

     1. To approve a proposal to amend Paradigm's Certificate of Incorporation to increase the number of authorized shares of common stock, $.0001 par value, from 30,000,000 to 100,000,000.

           |_| FOR            |_| AGAINST         |_| ABSTAIN

              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS
             DIRECTED. IF NO DIRECTION IS INDICATED, THE PROXY WILL
                       BE VOTED "FOR" THE ABOVE PROPOSAL.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                                 Dated:  _____________________, 1999


                                 ---------------------------------------------
                                 Signature

                                 ---------------------------------------------
                                 Signature

                                 IMPORTANT: Please sign exactly as your name or names appear(s) hereon. Joint owners should each sign. If you sign as agent or in any other representative capacity, please set forth such capacity. If a corporation, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.